EXHIBIT 10-C
------------
(Carlyle-XV)


                                  EXHIBIT E
                                  ---------

                     ASSIGNMENT OF PARTNERSHIP INTEREST
                     ----------------------------------


      THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "Assignment"), is made as of this 22nd day of March, 1999 by and between the 900 Realty, LLC, a Delaware limited liability company (the "Assignor") and 900 3rd Avenue Associates, a Illinois general partnership (the "Assignee").

      WHEREAS, the Assignor is the holder of all of the partnership interests in Progress Partners, a New York general partnership (the "Partnership"), formerly held by Progress Properties, Inc. and J.R.A. Realty Corporation, together with any other right, title, interest or other claims of them relating to the Partnership (the "900 Realty Interests");

      WHEREAS, the Partnership is governed by the provisions of an Amended and Restated Agreement of General Partnership for Progress Partners dated August 24, 1984, as amended (the "Partnership Agreement");

      WHEREAS, the Assignor is the holder of a 1% general partnership interest (the "P-C Interest") in P-C 900 Third Associates, a New York limited partnership (the "P-C 900");

      WHEREAS, the P-C 900 is governed by the provisions of an Agreement of Limited Partnership dated February 26, 1986, as amended (the "P-C
Agreement");

      WHEREAS, the Assignor has agreed to assign, among other things, the 900 Realty Interests and the P-C Interest on the terms and conditions set forth in that certain Settlement and Release dated as of March 17, 1999 by and between, among others, Assignor and Assignee (the "Settlement
Agreement");

      NOW, THEREFORE, FOR AND IN CONSIDERATION of the foregoing and the payment to the Assignor of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each party, the parties agree as follows:

      Section 1.  ASSIGNMENT.

      The Assignor hereby assigns to the Assignee and the Assignee hereby accepts from the Assignor (a) all of the Assignor's right, title and interest in and all claims against, the Partnership and P-C 900, including without limitation, the 900 Realty Interests and the P-C Interest, and all of Assignor's interest in the Partnership's and P-C 900's capital, profits and distributions and (b) any and all right, title, and interest which the Assignor has under the provisions of New York general or limited partnership law or any other applicable law, the Partnership Agreement, the P-C Agreement or in and to any of the Partnership's or P-C 900's assets, with respect to the 900 Realty Interests, the P-C Interest or other interests so assigned ('(a)' and '(b)' collectively, the "Assigned Interests").

      Section 2. FURTHER ASSURANCES. The parties hereto agree that they will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments, and will take all such other actions, as either party hereto may reasonably request from time to time in order to effectuate the provisions hereof.

      Section 3.  MISCELLANEOUS.

      3.1 BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      3.2 EXECUTION IN COUNTERPARTS. This Assignment may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Assignment, taken together will be deemed to be but one and the same instrument.

      3.3 AMENDMENT. Neither this Assignment nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

      3.4 GOVERNING LAW. This Assignment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

      3.5 NO AGENCY, PARTNERSHIP OR JOINT VENTURE. Assignee is not the agent or representative of Assignor, and Assignor is not the agent or representative of Assignee. Assignor and Assignee intend and agree that the relationship created by this Assignment is and shall be solely that of assignor and assignee.

      3.6 SURVIVAL. The covenants, agreements, representations and warranties of Assignor contained in the Settlement Agreement are incorporated herein by this reference and shall survive the assignment provided for herein.

      IN WITNESS WHEREOF, each party hereto has executed and sealed this Assignment the day and year first above written.


                        900 REALTY, LLC

                        By:
                              ------------------------------
                        Its:
                              ------------------------------


                        900 3RD AVENUE ASSOCIATES

                        By:   Carlyle Real Estate Limited
                              Partnership-XIV, a General Partner

                              By:   JMB Realty Corporation, a
                                    General Partner

                                    By:
                                          ------------------------------
                                    Its:
                                          ------------------------------